Exhibit 99.4

ESSENTIAL UTILITIES, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on February 9, 2026 for shares held directly and by 11:59 P.M. ET on February 5, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/WTRG2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on February 9, 2026 for shares held directly and by 11:59 P.M. ET on February 5, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. The Merger Agreement Proposal: Approval of the 0 0 0 Agreement and Plan of Merger, dated as of For Against Abstain October 26, 2025, by and among American Water Works Company, Inc., Alpha Merger Sub, Inc. and 3. Essential Adjournment Proposal: If presented at 0 0 0 Essential Utilities, Inc., as may be amended, the Special Meeting, approval of the restated, or otherwise modified from time to adjournment or postponement of the Special time (the “Merger Agreement”), and the Meeting from time to time, if necessary or transactions contemplated thereby, including appropriate, to solicit additional proxies in the merger. the event there are not sufficient votes at the time of the Special Meeting (or any adjournment or postponement thereof) to approve the Merger Agreement Proposal, or to ensure that any 2. Merger-Related Compensation Proposal: Approval, 0 0 0 supplement or amendment to the accompanying on a non-binding advisory basis, of the joint proxy statement/prospectus is timely compensation that may be paid or become payable provided to shareholders of Essential to the named executive officers of Essential Utilities, Inc. Utilities, Inc. in connection with the transactions contemplated by the Merger Agreement. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000687285_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and the Joint Proxy Statement/Prospectus are available at www.proxyvote.com Proxy Essential Utilities, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ESSENTIAL UTILITIES, INC. Proxy for the Special Meeting of Shareholders on February 10, 2026 The undersigned hereby appoints Christopher P. Luning and Daniel J. Schuller, or either of them acting singly in absence of the other, with full power of substitution, the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of Essential Utilities, Inc., to be held virtually at www.virtualshareholdermeeting.com/WTRG2026SM, at 10:00 a.m., Eastern Time on February 10, 2026 and any adjournments or postponements thereof, and, with all powers the undersigned would possess, if present, to vote all shares of Common Stock of the undersigned in Essential Utilities, Inc. including any shares held in the Dividend Reinvestment and Direct Stock Purchase Plan of Essential Utilities, Inc. (the “Plan”) as designated on the reverse side. The proxy when properly executed will be voted in the manner directed herein by the undersigned. If the proxy is signed, but no vote is specified, this proxy will be voted: FOR the Merger Agreement Proposal, FOR the Merger-Related Compensation Proposal, FOR the Essential Adjournment Proposal if presented for approval at the Special Meeting, and in accordance with the proxies’ discretion upon other matters properly coming before the meeting and any adjournments or postponements thereof. PLEASE MARK, SIGN, DATE AND PROPERLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE, OR VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET OUT ON THE PROXY CARD. . 010 . 05 . 09 R2 _ 2 0000687285 Continued and to be signed on reverse side